Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “IP Agreement”) is made as of the 15th day of April, 2008 by and between CV THERAPEUTICS, INC., a Delaware corporation (“Grantor”), and TPG-AXON ROYALTY TRUST, a trust established under the laws of the Republic of Ireland (“Secured Party”).

RECITALS

Grantor has agreed to sell the right to receive certain payments to Secured Party (the “Royalty”) based on sales of Regadenoson, the chemical name and structure of which are set forth on Exhibit A attached hereto (“Regadenoson”), pursuant to a certain Asset Sale and Purchase Agreement dated as of April 10, 2008 between Grantor and Secured Party, as amended from time to time (as amended, the “Purchase Agreement”). The closing of the transactions contemplated by the Purchase Agreement is contingent upon the execution and delivery of this IP Agreement. Secured Party is willing to enter into the Purchase Agreement with Grantor, but only upon the condition, among others, that Grantor shall grant to Secured Party a security interest in certain patents, patent applications and other assets, to secure the payment and performance of Grantor’s obligations under the Purchase Agreement and the other Transaction Documents. Defined terms used but not defined herein shall have the same meanings as in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

Effective as of the Closing Date, Grantor does hereby grant to Secured Party a continuing security interest of first priority in all of Grantor’s right, title and interest in, to and under the following registered and unregistered intellectual property collateral, whether now or hereafter existing, and any and all proceeds thereof, as security for the prompt and complete payment and performance of all of Grantor’s obligations now or hereafter existing under the Purchase Agreement, this IP Agreement, and the other Transaction Documents (all of which shall collectively be called the “Intellectual Property Collateral”):

(a) All Licensed Patents in the Territory set forth on Exhibit B attached hereto and any Licensed Patents in the Territory issued after the date of this Agreement (the “Patents”);

(b) All Licensed Know-How in the Territory;

(c) All licenses or other rights to use any of the Licensed Patents in the Territory, including, without limitation, the licenses under the Astellas Agreement (collectively, the “Licenses”);

(d) Any and all claims and causes of action for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

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(e) All amendments, extensions, renewals and extensions of any of the Patents or the Licenses;

(f) The CVT Royalty Interest; and

(g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Secured Party under the Purchase Agreement. Upon the occurrence and during the continuance of a CVT Event of Default, Secured Party shall have the right to exercise all the remedies of a secured party under the Code. Grantor will pay any expenses (including reasonable attorney’s fees) incurred by Secured Party in connection with the exercise of any of Secured Party’s rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Secured Party’s rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

Grantor represents and warrants that Exhibit B attached hereto sets forth any and all intellectual property rights in connection with which Grantor has registered or filed a patent application with the United States Patent and Trademark Office with respect to Regadenoson.

The provisions of this IP Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this IP Agreement nor any rights or obligations hereunder may be assigned, sold or otherwise disposed of or transferred in whole or in part by any party, by operation of law or otherwise, without the prior written consent of the other party, except in accordance with the terms of Section 9.6 of the Purchase Agreement in the same manner as a permitted assignment of some or all of a party’s rights and/or obligations under the Purchase Agreement.

This IP Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, as applied to agreements executed and performed entirely in New York, without giving effect to the principles of conflicts of law thereof other than Section 5-1401 of the General Obligations Law of the State of New York.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this IP Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:		SECURED PARTY:

CV THERAPEUTICS, INC.		PFPC BANK LIMITED
in its sole capacity as trustee, and on behalf, of
TPG-AXON ROYALTY TRUST,
By:	Louis G. Lange	a trust established under the laws of the Republic of Ireland

Print Name:	Louis G. Lange, M.D., Ph.D.
Title:	Chairman of the Board and Chief
Executive Officer
		By:	Paul Halley
		Name:	Paul Halley
		Title:	Head of Trustee and Custodial Services

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EXHIBIT A

REGADENOSON

known as (1-{9-[(4S, 2R, 3R, 5R)-3,4-dihydroxy-5-(hydroxymethyl)oxolan-2-yl]-6-aminopurin-2-yl}pyrazol-4-yl)-N-methylcarboxamide, and identified by the Chemical Abstracts Service Registry Number 313348-27-5.

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EXHIBIT B

LICENSED PATENTS

Country	Application No.	Patent / Publication No.	Title
Patent Cooperation Treaty (“PCT”)	PCT/US00/40281	WO 00/78779 A2	N-PYRAZOLE A2A RECEPTOR AGONISTS

PCT	PCT/US00/17095	WO 00/78778 A2	C-PYRAZOLE A2A RECEPTOR AGONISTS

PCT	PCT/US01/05831	WO 01/62979 A2	METHOD OF IDENTIFYING PARTIAL AGONISTS OF THE A2A RECEPTOR

PCT	PCT/US03/23511	WO 2004/011010 A1	MYOCARDIAL PERFUSION IMAGING USING A2A RECEPTOR AGONISTS

PCT	PCT/US04/002304	WO 2005/082379 A1	MYOCARDIAL PERFUSION IMAGING USING ADENOSINE RECEPTOR AGONISTS

PCT	PCT/US2005/037368	WO 2006/044856 A2	USE OF A2A ADENOSINE RECEPTOR AGONISTS

PCT	PCT/US2007/003022	WO 2007/092372 A1	PROCESS FOR PREPARING AN A2A-ADENOSINE RECEPTOR AGONIST AND ITS POLYMORPHS

United States	US 09/338,185	US 6,403,567 B1	N-PYRAZOLE A2A ADENOSINE RECEPTOR AGONISTS

United States	US 10/018,446	US 6,642,210 B1	2-(N-PYRAZOLO) ADENOSINES WITH APPLICATION AS ADENOSINE A2A RECEPTOR AGONISTS

United States	US 10/652,378	US 7,183,264 B2	N-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 11/252,760	US 7,144,872 B2	N-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 11/588,834	US 2007/0203090 A1	N-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 09/338,327	US 6,214,807 B1	C-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 09/812,176	US 6,855,818 B2	C-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 10/018,758	US 6,770,634 B1	C-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 10/813,535	US 7,109,180 B2	C-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 11/522,120	US 2007/0207978 A1	C-PYRAZOLE A2A RECEPTOR AGONISTS

United States	US 11/070,768	US 2005/0175535 A1	MYOCARDIAL PERFUSION IMAGING METHOD

United States	US 10/629,368	US 2004/0064039 A1	MYOCARDIAL PERFUSION IMAGING METHOD

United States	US 10/766,403	US 2005/0020915 A1	MYOCARDIAL PERFUSION IMAGING METHODS AND COMPOSITIONS

United States	US 11/253,322	US 2006/0084625 A1	USE OF A2A ADENOSINE RECEPTOR AGONISTS

United States	US 11/701,699	US 2007/0265445 A1	PROCESS FOR PREPARING AN A2A-ADENOSINE RECEPTOR AGONIST AND ITS POLYMORPHS

United States	US 11/750,295	US 2007/0225247 A1	PROCESS FOR PREPARING AN A2A-ADENOSINE RECEPTOR AGONIST AND ITS POLYMORPHS

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Country	Application No.	Patent / Publication No.	Title
United States	US 11/766,964	US 2007/0299089 A1	USE OF A2A ADENOSINE RECEPTOR AGONISTS IN THE TREATMENT OF ISCHEMIA

United States	US 11/848,743	Not published	METHODS AND COMPOSITIONS FOR INCREASING PATIENT TOLERABILITY DURING MYOCARDIAL IMAGING METHODS

United States	US 11/864,437	Not published	METHODS FOR MYOCARDIAL IMAGING IN PATIENTS HAVING A HISTORY OF PULMONARY DISEASE

United States	US 11/969,047	Not published	MYOCARDIAL PERFUSION IMAGING

Canada	CA2000002377746	CA2377746 C	N-PYRAZOLE A2A RECEPTOR AGONISTS

Canada	CA2000002375430	CA2375430 C	C-PYRAZOLE A2A RECEPTOR AGONISTS

Canada	CA2001002439222	CA2439222AA	METHOD OF IDENTIFYING PARTIAL AGONISTS OF THE A2A RECEPTOR

Canada	CA2003002492855	CA2492855AA	MYOCARDIAL PERFUSION IMAGING USING A2A RECEPTOR AGONISTS

Canada	CA2004002554169	CA2554169AA	MYOCARDIAL PERFUSION IMAGING USING ADENOSINE RECEPTOR AGONISTS

Canada	CA2005002583185	CA2583185AA	USE OF A2A ADENOSINE RECEPTOR AGONISTS

Mexico	MX2001PA0013325	MX244944	N-PYRAZOLE A2A RECEPTOR AGONISTS

Mexico	MX2001PA0013350	MX245023	C-PYRAZOLE A2A RECEPTOR AGONISTS

Mexico	MX2005PA0001123	Only abstract published	MYOCARDIAL PERFUSION IMAGING USING A2A RECEPTOR AGONISTS

Mexico	MX2006PA008521	Only abstract published	MYOCARDIAL PERFUSION IMAGING USING ADENOSINE RECEPTOR AGONISTS

Mexico	MX2007PA004749	Only abstract published	USE OF A2A ADENOSINE RECEPTOR AGONISTS

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